Exhibit 99.1

NEWS RELEASE
Contacts:	Rob Capps, President & CEO MIND Technology, Inc. 281-353-4475

Ken Dennard / Zach Vaughan Dennard Lascar Investor Relations 713-529-6600 MIND@dennardlascar.com

MIND TECHNOLOGY, INC. REPORTS

FISCAL 2025 Second QUARTER RESULTS

THE WOODLANDS, TX – September 11, 2024 – MIND Technology, Inc. (NASDAQ: MIND) (“MIND” or the “Company”) today announced financial results for its fiscal 2025 second quarter ended July 31, 2024.

Revenues from continuing operations for the second quarter of fiscal 2025 were approximately $10.0 million compared to approximately $7.6 million in the second quarter of fiscal 2024. The Company reported operating income from continuing operations of approximately $1.4 million for the second quarter of fiscal 2025 compared to an operating loss of $767,000 for the second quarter of fiscal 2024. Net income for the second quarter of fiscal 2025 amounted to $798,000 compared to a loss of approximately $1.5 million in the second quarter of fiscal 2024. Second quarter of fiscal 2025 net loss attributable to common shareholders (after declared and undeclared preferred stock dividends) was $149,000, or a loss of $0.11 per share compared to a loss of approximately $2.4 million, or a loss of $1.74 per share in the second quarter last year. Adjusted EBITDA from continuing operations for the second quarter of fiscal 2025 was approximately $1.8 million compared to a loss of $120,000 in the second quarter of fiscal 2024.

Adjusted EBITDA from continuing operations, which is a non-GAAP measure, is defined and reconciled to reported net income (loss) from continuing operations and cash used in operating activities in the accompanying financial tables. These are the most directly comparable financial measures calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.

The backlog of Marine Technology Products related to our Seamap segment as of July 31, 2024 was approximately $26.2 million compared to approximately $17.0 million at July 31, 2023.

Rob Capps, MIND’s President and Chief Executive Officer, stated, “We delivered positive results for our fiscal second quarter that were in line with our expectations and achieved further operational efficiencies that drove margin improvement. In addition to streamlining our operations and narrowing our strategic focus with the sale of Klein, we have been able to implement various cost containment initiatives that have meaningfully enhanced our financial results over the last twelve months. Our backlog remains strong and is over 50% above the year ago amount. Furthermore, our pipeline of pending orders and prospects is also strong, with over $6 million of orders having been added since quarter end or that we expect shortly. This activity and ongoing discussions regarding other pending orders demonstrate the significant customer demand we are seeing across our differentiated product lines.

"Given our enhanced cost structure, current visibility and robust customer engagement, we fully expect to achieve year-over-year revenue growth, positive Adjusted EBITDA and greater full year profitability in fiscal 2025.

"As announced last week, we have completed the conversion of our preferred stock to common stock. This is an important step for MIND. It simplifies our capital structure and, in my opinion, sets the stage for creating meaningful stockholder value,” concluded Capps.

CONFERENCE CALL

Management has scheduled a conference call for Thursday, September 12, 2024 at 9:00 a.m. Eastern Time (8:00 a.m. Central Time) to discuss the Company’s fiscal 2025 second quarter results.  To access the call, please dial (412) 902-0030 and ask for the MIND Technology call at least 10 minutes prior to the start time.  Investors may also listen to the conference call live on the MIND Technology website, http://mind-technology.com, by logging onto the site and clicking “Investor Relations”. A telephonic replay of the conference call will be available through September 19, 2024 and may be accessed by calling (201) 612-7415 and using passcode 13748560#.  A webcast archive will also be available at http://mind-technology.com shortly after the call and will be accessible for approximately 90 days.  For more information, please contact Dennard Lascar Investor Relations by email at MIND@dennardlascar.com.

ABOUT MIND TECHNOLOGY

MIND Technology, Inc. provides technology to the oceanographic, hydrographic, defense, seismic and security industries.  Headquartered in The Woodlands, Texas, MIND has a global presence with key operating locations in the United States, Singapore, Malaysia, and the United Kingdom.  Its Seamap unit, designs, manufactures and sells specialized, high performance, marine exploration and survey equipment.

Forward-looking Statements

Certain statements and information in this press release concerning results for the quarter ended July 31, 2024 may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature.  These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  All comments concerning our expectations for future revenues and operating results are based on our forecasts of our existing operations and do not include the potential impact of any future acquisitions or dispositions.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, without limitation, reductions in our customers’ capital budgets, our own capital budget, limitations on the availability of capital or higher costs of capital and volatility in commodity prices for oil and natural gas.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, unless required by law, whether as a result of new information, future events or otherwise. All forward-looking statements included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

Non-GAAP Financial Measures

Certain statements and information in this press release contain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.  Company management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Company management also believes that these non-GAAP financial measures enhance the ability of investors to analyze the Company's business trends and to understand the Company's performance. In addition, the Company may utilize non-GAAP financial measures as guides in its forecasting, budgeting, and long-term planning processes and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.  Reconciliation of Backlog, which is a non-GAAP financial measure, is not included in this press release due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate the most directly comparable GAAP financial measures.

Tables to Follow

MIND TECHNOLOGY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

(unaudited)

	July 31, 2024	January 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$1,904	$5,289
Accounts receivable, net of allowance for credit losses of $332 at each of July 31, 2024 and January 31, 2024	9,586	6,566
Inventories, net	19,069	13,371
Prepaid expenses and other current assets	2,075	3,113
Total current assets	32,634	28,339
Property and equipment, net	782	818
Operating lease right-of-use assets	1,732	1,324
Intangible assets, net	2,566	2,888
Deferred tax asset	122	122
Total assets	$37,836	$33,491
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,387	$1,623
Deferred revenue	428	203
Customer deposits	2,726	3,446
Accrued expenses and other current liabilities	1,905	2,140
Income taxes payable	2,171	2,114
Operating lease liabilities - current	747	751
Total current liabilities	12,364	10,277
Operating lease liabilities - non-current	985	573
Total liabilities	13,349	10,850
Stockholders’ equity:
Preferred stock, $1.00 par value; 2,000 shares authorized; 1,683 shares issued and outstanding at each of July 31, 2024 and January 31, 2024	37,779	37,779
Common stock, $0.01 par value; 40,000 shares authorized; 1,406 shares issued and outstanding at July 31, 2024 and January 31, 2024	14	14
Additional paid-in capital	113,215	113,121
Accumulated deficit	(126,555)	(128,307)
Accumulated other comprehensive gain	34	34
Total stockholders’ equity	24,487	22,641
Total liabilities and stockholders’ equity	$37,836	$33,491

MIND TECHNOLOGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	For the Three Months Ended July 31,		For the Six Months Ended July 31,
	2024	2023	2024	2023
Revenues:
Sales of marine technology products	$10,036	$7,561	19,714	18,158
Cost of sales:
Sales of marine technology products	5,258	4,620	10,718	10,681
Gross profit	4,778	2,941	8,996	7,477
Operating expenses:
Selling, general and administrative	2,784	2,913	5,543	6,219
Research and development	328	493	790	971
Depreciation and amortization	236	302	503	635
Total operating expenses	3,348	3,708	6,836	7,825
Operating income (loss)	1,430	(767)	2,160	(348)
Other income (expense):
Interest expense	—	(163)	—	(367)
Other, net	40	238	509	310
Total other income (expense)	40	75	509	(57)
Income (loss) from continuing operations before income taxes	1,470	(692)	2,669	(405)
Provision for income taxes	(672)	(66)	(917)	(477)
Net income (loss) from continuing operations	798	(758)	1,752	(882)
Loss from discontinued operations, net of income taxes	—	(736)	—	(852)
Net income (loss)	$798	$(1,494)	$1,752	$(1,734)
Preferred stock dividends - declared	—	—	—	—
Preferred stock dividends - undeclared	(947)	(947)	(1,894)	(1,894)
Net loss attributable to common stockholders	$(149)	$(2,441)	$(142)	$(3,628)
Net loss per common share - Basic and Diluted
Continuing operations	$(0.11)	$(1.21)	$(0.10)	$(1.97)
Discontinued operations	$—	$(0.52)	$—	$(0.61)
Net loss	$(0.11)	$(1.74)	$(0.10)	$(2.58)
Shares used in computing net income (loss) per common share:
Basic and diluted	1,406	1,406	1,406	1,406

MIND TECHNOLOGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	For the Six Months Ended July 31,
	2024	2023
Cash flows from operating activities:
Net income (loss)	$1,752	$(1,734)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	503	940
Stock-based compensation	95	158
Provision for inventory obsolescence	45	—
Gross profit from sale of other equipment	(457)	(336)
Changes in:
Accounts receivable	(3,032)	(3,238)
Unbilled revenue	75	31
Inventories	(5,742)	(333)
Prepaid expenses and other current and long-term assets	1,042	1,329
Income taxes receivable and payable	54	63
Accounts payable, accrued expenses and other current liabilities	2,465	(1,556)
Deferred revenue and customer deposits	(495)	1,199
Net cash used in operating activities	(3,695)	(3,477)
Cash flows from investing activities:
Purchases of property and equipment	(146)	(102)
Sale of other equipment	457	336
Net cash provided by investing activities	311	234
Cash flows from financing activities:
Payment on short-term loan	—	2,947
Net cash provided by financing activities	—	2,947
Effect of changes in foreign exchange rates on cash and cash equivalents	(1)	12
Net change in cash and cash equivalents	(3,385)	(284)
Cash and cash equivalents, beginning of period	5,289	778
Cash and cash equivalents, end of period	$1,904	$494

MIND TECHNOLOGY, INC.

Reconciliation of Net Income (Loss) and Net Cash Used in Operating Activities to EBITDA and

Adjusted EBITDA from Continuing Operations

(in thousands)

(unaudited)

	For the Three Months Ended July 31,		For the Six Months Ended July 31,
	2024	2023	2024	2023
Reconciliation of Net income (loss) to EBITDA and Adjusted EBITDA from continuing operations	(in thousands)
Net income (loss)	$798	$(1,494)	$1,752	$(1,734)
Interest expense, net	—	163	—	367
Depreciation and amortization	236	459	503	940
Provision for income taxes	672	66	917	477
EBITDA (1)	1,706	(806)	3,172	50
Stock-based compensation	46	108	95	158
Loss from discontinued operations net of depreciation and amortization	—	578	—	546
Adjusted EBITDA from continuing operations (1)	$1,752	$(120)	$3,267	$754
Reconciliation of Net Cash Provided by (Used in) Operating Activities to EBITDA
Net cash provided by (used in) operating activities	$1,058	$(490)	$(3,695)	$(3,477)
Stock-based compensation	(46)	(108)	(95)	(158)
Provision for inventory obsolescence	(22)	—	(45)	—
Changes in accounts receivable (current and long-term)	111	(244)	2,957	3,207
Interest paid, net	—	203	—	407
Taxes paid, net of refunds	508	236	938	425
Gross profit from sale of other equipment	—	198	457	336
Changes in inventory	2,930	1,312	5,742	333
Changes in accounts payable, accrued expenses and other current liabilities and deferred revenue	(1,813)	(1,825)	(1,970)	357
Changes in prepaid expenses and other current and long-term assets	(942)	(21)	(1,042)	(1,329)
Other	(78)	(67)	(75)	(51)
EBITDA (1)	$1,706	$(806)	$3,172	$50

1.

EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as net income before (a) interest income and interest expense, (b) provision for (or benefit from) income taxes and (c) depreciation and amortization. Adjusted EBITDA excludes non-cash foreign exchange gains and losses, stock-based compensation, impairment of intangible assets and other non-cash tax related items. We consider EBITDA and Adjusted EBITDA to be important indicators for the performance of our business, but not measures of performance or liquidity calculated in accordance with GAAP. We have included these non-GAAP financial measures because management utilizes this information for assessing our performance and liquidity, and as indicators of our ability to make capital expenditures, service debt and finance working capital requirements and we believe that EBITDA and Adjusted EBITDA are measurements that are commonly used by analysts and some investors in evaluating the performance and liquidity of companies such as us. In particular, we believe that it is useful to our analysts and investors to understand this relationship because it excludes transactions not related to our core cash operating activities. We believe that excluding these transactions allows investors to meaningfully trend and analyze the performance of our core cash operations. EBITDA and Adjusted EBITDA are not measures of financial performance or liquidity under GAAP and should not be considered in isolation or as alternatives to cash flow from operating activities or as alternatives to net income as indicators of operating performance or any other measures of performance derived in accordance with GAAP. In evaluating our performance as measured by EBITDA, management recognizes and considers the limitations of this measurement. EBITDA and Adjusted EBITDA do not reflect our obligations for the payment of income taxes, interest expense or other obligations such as capital expenditures. Accordingly, EBITDA and Adjusted EBITDA are only two of the measurements that management utilizes. Other companies in our industry may calculate EBITDA or Adjusted EBITDA differently than we do and EBITDA and Adjusted EBITDA may not be comparable with similarly titled measures reported by other companies.